SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2000
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                             FORT JAMES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Virginia
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                 (State or other jurisdiction of incorporation)

                1-7911                               54-0848173
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       (Commission File Number)            (IRS Employer Identification Number)


               1650 Lake Cook Road, Deerfield, Illinois 60015-4753
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (847) 317-5000
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Item 5. Other Events.

         On August 31, 2000, Georgia-Pacific Corporation and Fort James Corporation issued a joint press release announcing that, as anticipated, they have received a request from the U.S. Department of Justice for additional information under the Hart-Scott-Rodino Antitrust Improvements Act regarding the proposed merger between the two companies. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c) 99.1 Press release dated August 31, 2000, issued by Georgia-Pacific Corporation and Fort James Corporation - filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FORT JAMES CORPORATION



                                By: /s/ Clifford A. Cutchins, IV
                                        Clifford A. Cutchins, IV
                                        Senior Vice President,
                                        General Counsel and Corporate Secretary



Date:  August 31, 2000